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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)      July 30, 2002

                         TRIANGLE PHARMACEUTICALS, INC.
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             (Exact name of registrant as specified in its charter)

           DELAWARE               000-21589                 56-1930728
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 (State or other jurisdiction    (Commission               (IRS Employer
       of incorporation)         File Number)           Identification No.)

  4 University Place, 4611 University Drive, Durham, North Carolina     27707
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              (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code     (919) 493-5980

________________________________________________________________________________
          (Former name or former address, if changed since last report)

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     ITEM 5. OTHER EVENTS.

     On August 26, 2002, Triangle Pharmaceuticals entered into a Third Amendment to License Agreement with Bukwang Pharm. Co. Ltd., a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

     On July 30, 2002, Triangle Pharmaceuticals entered into a Termination Agreement with Abbott Laboratories, a copy of which is attached hereto as
Exhibit 10.2 and is incorporated herein by reference.

     On July 30, 2002, Triangle Pharmaceuticals entered into a Supply and Manufacturing Agreement with Abbott Laboratories, a copy of which is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

     On August 30, 2002, Triangle Pharmaceuticals entered into a Settlement and Exclusive License Agreement with Shire Biochem Inc., Shire Pharmaceuticals Group plc, Emory University and the University of Georgia Research Foundation, Inc., a copy of which is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

     ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) Exhibits. The following documents are filed as exhibits to this Report:

     +10.1 Third Amendment to License Agreement dated August 26, 2002 between Triangle Pharmaceuticals, Inc. and Bukwang Pharm. Co. Ltd.

     +10.2 Termination Agreement dated July 30, 2002 between Triangle Pharmaceuticals, Inc. and Abbott Laboratories.

     +10.3 Supply and Manufacturing Agreement dated July 30, 2002 between Triangle Pharmaceuticals, Inc. and Abbott Laboratories.

     +10.4 Settlement and Exclusive License Agreement dated August 30, 2002 between Triangle Pharmaceuticals, Inc. and Shire Biochem Inc., Shire Pharmaceuticals Group plc, Emory University and the University of Georgia Research Foundation, Inc.

+ Certain confidential portions of this Exhibit were omitted by means of marking such portions with an asterisk (the "Mark"). This Exhibit has been filed separately with the Secretary of the SEC without the Mark pursuant to the Company's Application Requesting Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           Triangle Pharmaceuticals, Inc.
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                                                   (Registrant)

   September 19, 2002                       /s/ Robert F. Amundsen, Jr.
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          Date                                       (Signature)
                                    Name:  Robert F. Amundsen, Jr
                                    Title: Executive Vice President and Chief
                                           Financial Officer